UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2007(December 5, 2007)
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Underwriting Agreement
Opinion of Andrews Kurth LLP
Opinion of Andrews Kurth LLP Relating to Tax Matters
Consent of Ernst & Young LLP
Press Release
Historical Financial Statements of Wamsutter Predecessor
Historical Financial Statements of Discovery Producer Services LLC
Unaudited Pro Forma Financial Statements

Item 1.01 Entry into a Material Definitive Agreement.
Underwriting Agreement
     On December 5, 2007, Williams Partners L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Williams Partners GP LLC, the general partner of the Partnership (the “General Partner”), Williams Partners Operating LLC, a wholly owned subsidiary of the Partnership (“OLLC”), and the underwriters named therein (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering (the “Public Offering”) of 9,250,000 common units representing limited partner interests in the Partnership (“Common Units”) sold by the Partnership at a price to the public of $37.75 per Common Unit ($36.24 per Common Unit, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 1,387,500 Common Units (the “Option”) on the same terms as the 9,250,000 Common Units sold by the Partnership. The sale of the 9,250,000 Common Units pursuant to the Underwriting Agreement is expected to close on December 11, 2007. The Common Units to be sold pursuant to the Underwriting Agreement were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective registration statement on Form S-3 (File No. 333-137562) (the “Registration Statement”).
     The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Partnership, the General Partner and OLLC, on one hand, and the Underwriters, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Pursuant to the Underwriting Agreement, the Partnership also agreed not to issue any Common Units for a period of 90 days after December 5, 2007 without the prior written consent of the Underwriters, subject to certain exceptions set forth in the Underwriting Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
Relationships
     Affiliates of certain of the respective Underwriters are lenders under The Williams Companies, Inc.’s $1.5 billion credit agreement, and each such affiliate has received customary fees for such services. In addition, affiliates of certain of the respective Underwriters will be lenders under the Partnership’s new $450.0 million credit agreement that the Partnership will enter into concurrently with the closing of the Partnership’s previously announced acquisition of 100% of the Class A limited liability company membership interests and 20 Class C Units in Wamsutter LLC, and each such affiliate will receive customary fees for such services. Certain Underwriters have performed and may in the future perform investment banking, advisory and other banking services for the Partnership from time to time for which they received or may receive customary fees and expenses.
Item 8.01 Other Events.
     In connection with the Public Offering, the Partnership is also filing the opinions of Andrews Kurth LLP as part of this current report on Form 8-K that is to be incorporated by reference into the Registration Statement. The opinions of Andrews Kurth LLP are filed herewith as Exhibits 5.1 and 8.1 and are incorporated herein by reference.
     On December 5, 2007, the Partnership announced that it priced its previously announced public offering of Common Units. The press release announcing the pricing of the Common Unit offering is attached as Exhibit 99.1 to this report and is incorporated herein by reference.
     This current report includes “forward-looking statements” as defined by federal law. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause its actual results to differ materially from those implied or expressed by the forward-looking statements. Additional information about issues that could lead to material changes in performance is contained in the Partnership’s annual and quarterly reports filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

The historical financial statements of Wamsutter Predecessor and Discovery Producer Services LLC required by Item 9.01(a) of Form 8-K are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma balance sheet of the Partnership as of September 30, 2007 and the unaudited pro forma statements of income of the Partnership for the year ended December 31, 2006 and the nine months ended September 30, 2006 and September 30, 2007 are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated December 5, 2007, by and among Williams Partners L.P., Williams Partners GP LLC, Williams Partners Operating LLC and the underwriters named therein.

Exhibit 5.1	Opinion of Andrews Kurth LLP.

Exhibit 8.1	Opinion of Andrews Kurth LLP relating to tax matters.

Exhibit 23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1 hereto).

Exhibit 23.2	Consent of Andrews Kurth LLP (included in Exhibit 8.1 hereto).

Exhibit 23.3	Consents of Ernst & Young LLP.

Exhibit 99.1	Press Release dated December 5, 2007.

Exhibit 99.2	Historical financial statements of Wamsutter Predecessor.

Exhibit 99.3	Historical financial statements of Discovery Producer Services LLC.

Exhibit 99.4	Unaudited pro forma financial statements of Williams Partners L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
	By:	Williams Partners GP LLC, its General Partner

Date: December 7, 2007	/s/ Ted T. Timmermans
Ted T. Timmermans
Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated December 5, 2007, by and among Williams Partners L.P., Williams Partners GP LLC, Williams Partners Operating LLC and the underwriters named therein.

Exhibit 5.1	Opinion of Andrews Kurth LLP.

Exhibit 8.1	Opinion of Andrews Kurth LLP relating to tax matters.

Exhibit 23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1 hereto).

Exhibit 23.2	Consents of Andrews Kurth LLP (included in Exhibit 8.1 hereto).

Exhibit 23.3	Consent of Ernst & Young LLP.

Exhibit 99.1	Press Release dated December 5, 2007.

Exhibit 99.2	Historical financial statements of Wamsutter Predecessor.

Exhibit 99.3	Historical financial statements of Discovery Producer Services LLC.

Exhibit 99.4	Unaudited pro forma financial statements of Williams Partners L.P.